UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	0-13818	66-0416582

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO		00918

(Address of principal executive offices)		(Zip code)

(787) 765-9800

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d).Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously announced the Board of Directors of Popular, Inc. voted on July 14, 2004 to appoint Mr. William J. Teuber, Jr. as an independent director of the Corporation effective November 1, 2004.   Mr. Teuber is currently Executive Vice President and Chief Financial Officer of EMC Corporation. EMC Corporation and its subsidiaries design, manufacture, market and support products and services for the storage, management and protection of information.   Mr. Teuber will serve as member of the Audit Committee of the Board of Directors.   This appointment reflects the Corporation’s continued commitment to strong corporate governance through the appointment of highly qualified directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.

(Registrant)

Date: November 1, 2004	By: /s/ Ileana Gonzalez
Ileana Gonzalez Senior Vice President and Comptroller